UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Eledon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36620	20-1000967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Blvd. Suite 250
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 238-8090

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELDN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the approval by the stockholders of Eledon Pharmaceuticals, Inc. (the “Company”) at its Annual Meeting of Stockholders held on June 10, 2025 (the “Annual Meeting”) as described in Item 5.07 below, the Company filed the following with the Secretary of State of the State of Delaware:

•
a Certificate of Amendment (the “Authorized Share Increase Amendment”) to the Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 shares; and
•
a Certificate of Amendment (the “Officer Exculpation Amendment”) to amend the Certificate of Incorporation to extend exculpation protection to officers, to the fullest extent permitted by Delaware law.

The foregoing description of the Authorized Share Increase Amendment and the Officer Exculpation Amendment is qualified in its entirety by reference to the full text thereof filed herewith as Exhibits 3.1and 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected Keith A. Katkin, Allan D. Kirk, M.D., Ph.D., FACS and John S. McBride as Class II Directors for a three-year term ending at the Annual Meeting of Stockholders to be held in 2028 and until each of their successors has been duly elected and qualified, or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II Directors were as follows:

Nominee	Term Expiring	For	Withhold	Broker Non-Vote
Keith A. Katkin	2028	30,128,214	1,240,531	9,975,463
Allan D. Kirk, M.D, Ph.D., FACS	2028	31,231,632	137,113	9,975,463
John S. McBride	2028	30,841,272	527,473	9,975,463

Proposal 2: The stockholders of the Company approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 shares. The results of the stockholders’ vote with respect to the approved amendment were as follows:

For	Against	Abstain	Broker Non-Vote
40,788,146	491,602	64,460	0

Proposal 3: The stockholders of the Company approved an amendment to the Certificate of Incorporation to provide for exculpation of certain officers. The results of the stockholders’ vote with respect to the approved amendment were as follows:

For	Against	Abstain	Broker Non-Vote
30,041,273	1,286,112	41,360	9,975,463

Proposal 4: The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The results of the stockholders’ vote with respect to the ratification were as follows:

For	Against	Abstain	Broker Non-Vote
41,307,658	36,058	492	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Eledon Pharmaceuticals, Inc., effective June 10, 2025.
3.2	Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Eledon Pharmaceuticals, Inc., effective June 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eledon Pharmaceuticals

Date:	June 12, 2025	By:	/s/ David-Alexandre C. Gros, M.D.
Name: David-Alexandre C. Gros. M.D. Title: Chief Executive Officer